                    Oppenheimer Senior Floating Rate Fund
                  Supplement dated November 28, 2001 to the
                      Prospectus dated November 28, 2001

The Prospectus is changed by adding the following section in "About Your
Account - How to Buy Shares" before the sub-section entitled "How Can You Buy
Class A Shares?" on page 34:

     Effective September 1, 2001 through November 30, 2001, the Distributor will pay an additional  sales concession of 0.50% on purchases of Class B shares and 0.25% on purchases of Class C shares by customers of A.G. Edwards &
     Sons,  Inc.,  provided such  purchases are  accompanied by an Asset Builder
     Plan of at least $100.00 per month. The additional  payout will not be paid on any Asset Builder Plan purchases.

November 28, 2001                               PS0291.015